Exhibit 10.8

EXECUTION VERSION

AMENDMENT NUMBER TWO

to the

MASTER REPURCHASE AGREEMENT

Dated as of March 24, 2010,

between

SIRVA MORTGAGE, INC.

and

CITIBANK, N.A.

This AMENDMENT NUMBER TWO (this “Amendment Number Two”) is made this 13th day of August, 2010, between SIRVA MORTGAGE, INC. (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of March 24, 2010, between Seller and Buyer, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and Buyer have agreed to amend the Agreement to temporarily increase the Uncommitted Amount provided under the Agreement, as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of August 1, 2010, Section 2 of the Agreement is hereby amended by deleting the definition of “Uncommitted Amount” in its entirety and replacing it with the following:

“Uncommitted Amount” shall mean (a) during the period beginning on August 1, 2010 and ending on August 15, 2010, $28,000,000, (b) during the period beginning on August 15, 2010 and ending on September 15, 2010, $30,000,000, and (c) at all other times, $20,000,000.

SECTION 2. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4. Binding Effect; Governing Law. This Amendment Number Two shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. This Amendment Number Two shall be effective for only the time period set forth in Section 1 above and shall not be deemed to and shall not, operate as a waiver of any term of the Agreement. Reference to this Amendment Number Two need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

SIRVA MORTGAGE, INC.
(Seller)

By:	/s/ Paul E. Klemme
Name:	Paul E. Klemme
Title:	President

CITIBANK, N.A.
(Buyer)

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President CBNA